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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 24, 2002





                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



         Delaware                    1-5231                     36-2361282
(State of Incorporation)      (Commission File No.)           (IRS Employer
                                                            Identification No.)



                              One McDonald's Plaza
                            Oak Brook, Illinois 60523
                                 (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)

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Item 5. Other Events

On July 24, 2002, McDonald's Corporation (the "Company") issued a press release announcing the Company's global results for the quarter and six months ended June 30, 2002. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibit:

        (99) Press Release dated July 24, 2002 - McDonald's Reports Increase in Quarterly Earnings Per Share



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        McDONALD'S CORPORATION

                                        (Registrant)



Date: July 29, 2002                     By:   /s/ Matthew H. Paull
                                           ----------------------------------
                                             Matthew H. Paull
                                             Corporate Executive Vice President
                                             and Chief Financial Officer

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                                  Exhibit Index

Exhibit No.

99   News Release of McDonald's Corporation issued July 24, 2002:
     McDonald's Reports Increase in Quarterly Earnings Per Share

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